OWNER TRUST AGREEMENT, dated as of July 30, 1998, between METRIS RECEIVABLES, INC., a Delaware corporation, as the depositor with respect to the Owner Trust referred to below (in such capacity, and together with any successor in interest as provided in Section 9.2, the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

          The Depositor and the Owner Trustee hereby agree as follows:

                    1    ARTICLE DEFINITIONS

(a)            SECTION   Definitions .    Unless otherwise
defined herein, capitalized terms used herein shall have the meanings given to them in the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998, among Metris Receivables, Inc. ("MRI"), as Transferor, Direct Merchants Credit Card Bank, National Association ("DMCCB"), as Servicer, and The Bank of New York (Delaware), as trustee (the "Trustee"), as amended and supplemented by the Series 1998-1 Supplement, dated as of July 30, 1998 (as the same may from time to time be amended, supplemented or otherwise modified, the "Series 1998-1 Supplement"), among MRI, as Transferor, DMCCB, as Servicer, and the Trustee.
(b)
(c) As used herein, the following terms shall have the following meanings:
(d)
          "Accrual Period" shall mean each Monthly Period.

          "Administration Agreement" shall mean the
     Administration Agreement, dated as of July 30, 1998, between the Owner Trust and Metris Companies Inc., as Administrator, as amended from time to time.

          "Administrative Agent" shall have the meaning assigned to such term in the Liquidity Agreement.

          "Administrator" shall mean Metris Companies Inc. in its capacity as Administrator under the Administration
     Agreement, or any duly appointed successor thereto.

          "Agreement" shall mean this Owner Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Authorized Officer" shall mean, when used with respect to the Owner Trustee, any officer within the Administration
     Department in the Corporate Trust Office of the Owner
     Trustee including any Vice President, Assistant Vice
     President, Secretary, Assistant Secretary, Financial
     Services Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject; and shall mean when used with respect to any other Person, any officer including without limitation any Vice President or Assistant Vice President.

          "Basic Documents" shall have the meaning assigned thereto in the Liquidity Agreement.

          "Business Trust Statute" shall mean Chapter 38 of Title
     12 of the Delaware Code, 12 Del. Code 3801 et seq., as the same may be amended from time to time.

          "Certificate of Trust" shall mean the organizational certificate of the Owner Trust, in the form attached hereto as Exhibit B, filed with the Secretary of State of Delaware pursuant to 3810 of the Business Trust Statute, as the same may be amended, supplemented or otherwise modified from time to time.

          "Class A Security" shall mean the Series 1998-1 Class A
     Security.

          "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

          "Collateral Trust Agreement" shall mean the Collateral
     Trust Agreement, dated as of July 30, 1998, between the Owner Trust and U.S. Bank Trust, National Association, as
     Collateral Trustee, as amended from time to time.

          "Collateral Trustee" shall mean U.S. Bank Trust,
     National Association, not in its individual capacity but solely as Collateral Trustee under the Collateral Trust
     Agreement.

          "Commercial Paper Notes" shall mean any note issued by the Owner Trust pursuant to the Depositary Agreement.

          "Commitment" shall have the meaning assigned to such term in the Liquidity Agreement.

          "Corporate Trust Office" shall mean the principal office at which at any particular time the corporate trust business of the Owner Trustee is administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn:
     Corporate Trust Administration.

          "Depositary" shall mean U.S. Bank Trust, National
     Association, not in its individual capacity, but as Depositary under the Depositary Agreement, and its successors and assigns in such capacity.

          "Depositary Agreement" shall mean the Depositary
     Agreement, dated as of
July 30, 1998, between the Owner Trust and the Depositary as the same may from time to time be amended, supplemented or otherwise modified.
          "Distribution Date" shall mean September 21, 1998 and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

          "Eligible Deposit Account" shall have the meaning set forth in Section 1 of the Collateral Trust Agreement.

          "Expenses" shall have the meaning set forth in Section
     7.9.

          "Facility Documents" shall have the meaning given to such term in the Liquidity Agreement.

          "Fee Letter" shall mean the fee letter, dated as of July 30, 1998, between the Depositor and the Owner Trustee.

          "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Insolvency Event" shall mean, with respect to a specified Person: (i) the entry of a decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for such Person, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; (ii) the consent by such Person to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Person or of or relating to substantially all of such Persons's property; or (iii) the admission in writing by such Person of its inability to pay its debts generally as they become due, or the filing by such Person of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

          "Interest Subaccount" shall have the meaning set forth in Section 1 of the Collateral Trust Agreement.

          "Lender" shall have the meaning assigned to such term in the Liquidity Agreement.

          "Liquidity Agreement" shall mean the 364-Day Liquidity Agreement or the 3-Year Liquidity Agreement, collectively or individually, as the context requires, each dated as of July 30, 1998, among the Owner Trust, as Borrower, the several lenders party thereto, and the Chase Manhattan Bank, as administrative agent, as the same may from time to time be amended, supplemented or otherwise modified.
          "Loans" shall have the meaning assigned to such term in the Liquidity Agreement.

          "Majority Lenders" shall have the meaning assigned to such term in the Liquidity Agreement.

          "MRI Note" shall mean a demand note from Metris
     Companies Inc. to Metris Receivables, Inc. in the amount of $33,000,000.

          "Obligations" shall have the meaning set forth in
     Section 1 of the Collateral Trust Agreement.

          "Owner Trust" shall mean the trust established herein pursuant to Sections 2.5 and 2.6.

          "Owner Trust Certificate" shall mean a certificate executed by the Owner Trustee, substantially in the form of Exhibit A hereto.

          "Owner Trust Certificateholder" or "Holder" shall mean a Person in whose name an Owner Trust Certificate is registered pursuant to the terms hereof.

          "Owner Trust Estate" shall mean all right, title and interest of the Owner Trust in the Class A Security, all funds on deposit from time to time in the Collateral Account (as defined in the Collateral Trust Agreement) and all other property of the Owner Trust from time to time, including any rights of the Owner Trustee and the Owner Trust pursuant to the Facility Documents, and all proceeds of the foregoing, all subject to the rights of the Secured Parties (as defined in the Collateral Trust Agreement).

          "Principal Subaccount" shall have the meaning set forth in Section 1 of the Collateral Trust Agreement.

          "Program Documents" shall have the meaning given to such term in the Liquidity Agreement.

          "Rating Agencies" shall mean Standard and Poor's, a Division of The McGraw-Hill Companies and Moody's Investors
     Service, Inc.

          "Record Date" shall mean the fifth Business Day preceding each Distribution Date.

          "Series 1998-1 Class A Security" shall mean the
     Variable Funding Security, Series 1998-1, Class A, Security
     No. 1, issued pursuant to the Series 1998-1 Supplement.

          "Taxes" shall have the meaning set forth in Section
     2.11.

1.1            SECTION   Other Definitional Provisions .  All
references herein to "the Agreement" or "this Agreement" are to this Owner Trust Agreement, and all references herein to
Articles, Sections and Exhibits are to Articles, Sections, and
Exhibits of this Agreement unless otherwise specified.
1.2

                    1    ARTICLE ORGANIZATION

1.1 SECTION Name . The Owner Trust created hereby shall be known as "Metris Owner Trust", in which name the Owner Trustee may conduct the business of the Owner Trust, make and execute contracts and other instruments on behalf of the Owner Trust and sue and be sued on behalf of the Owner Trust, subject in each case to the rights of the Owner Trust Certificateholder pursuant to Section 7.4 to direct the actions of the Owner Trustee.

1.1            SECTION   Office .  The office of the Owner Trust
shall be in care of the Owner Trustee at the Corporate Trust
Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owner Trust
Certificateholder.
1.2
1.3            SECTION   Purposes and Powers .  The purpose of
the Owner Trust is to engage in the following activities:
1.4
     (a) to acquire and hold the Class A Security and certain related property pursuant to the Series 1998-1 Supplement and to increase and decrease the Series 1998-1 Class A Invested Amount thereunder;

     (a) to issue the Owner Trust Certificate in the aggregate principal amount of $1,000,000 to the Owner Trust
     Certificateholder.

     (a) to issue and sell from time to time Commercial Paper Notes and to borrow from time to time funds under the Liquidity Agreement, in each case the proceeds of which shall be used to increase the Series 1998-1 Class A Invested Amount (as defined in the Liquidity Agreement), as the case may be, or to repay maturing Commercial Paper or Loans or to make any other payments contemplated by the Liquidity Agreement or any other Program Document to be made by the Owner Trust;

     (a) to make payments on the Commercial Paper Notes and the outstanding Loans (including any other amounts owing by the Owner Trust to any Lender under the Liquidity Agreement) and the Owner Trust Certificates and to pay the organizational, start-up and transactional expenses of the Owner Trust;

     (a) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the terms of the Collateral Trust Agreement and the Depositary Agreement;

     (a) to enter into and perform its obligations under the Program Documents to which it is to be a party;
(b)
     (a) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (a) subject to compliance with the Program Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Lenders and the holders of the Commercial Paper Notes.

The Owner Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement and the Program
Documents.

1.1            SECTION   Appointment of Owner Trustee .  The
Depositor hereby appoints the Owner Trustee as trustee of the
Owner Trust, effective as of the date hereof, to have all the rights, powers and duties set forth herein.
1.2
1.3            SECTION   Initial Capital Contribution of Owner
Trust Estate.  The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee the sum of $1,000,000.
The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate.  The
Depositor shall pay organizational expenses of the Owner Trust as they may arise or, upon the request of the Owner Trustee, shall promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.
1.4
1.5            SECTION   Organization of the Trust .  It is the
intention of the parties hereto that the Owner Trust shall
constitute a business trust under the Business Trust Statute and that this Agreement shall constitute the governing instrument of such business trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Owner Trust.  The Owner Trustee agrees to file the certificate required under  3810 et seq. of the Business
Trust Statute in connection with the formation of the Owner Trust as a business trust under the Business Trust Statute.
1.6
(a)            SECTION   Liability of the Depositor.    The
Depositor shall be liable, directly to the injured party, for the acts, omissions, obligations and expenses of the Owner Trust
(including Expenses), to the full extent not paid out of the assets of the Owner Trust, including, but not limited to, to the extent the Depositor would be so liable if the Owner Trust were a partnership under the Delaware Revised Uniform Limited Partnership
Act and the Depositor were a general partner of such partnership; provided, however, that in no event shall the Depositor be liable for (i) the obligations of the Owner Trust to make payments
(whether for principal, interest, increased cost or expense reimbursement, Monthly Capital Amounts, Monthly R.O.E. Amounts, indemnity or otherwise) with respect to the Commercial Paper Notes or the Loans or (ii) any losses, claims, damages, liabilities and expenses arising out of the imposition by any taxing authority of any federal, state or local income or franchise taxes, or any other taxes imposed on or measured by gross or net income, gross or net receipts, capital, net worth and similar items (including any interest, penalties or additions with respect thereto) upon the Lenders, the Depositary and the holders of Commercial Paper
Notes (including any liabilities, costs or expenses with respect thereto) except under Section 2.4 of the Class A Purchase
Agreement to the extent that funds remain available to the
Depositor under the MRI Note.
(b)
1.7            SECTION   Title to Trust Property .  Legal title to
all the Owner Trust Estate shall be vested at all times in the
Owner Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be, appointed pursuant to Section 7.12.
1.8
1.9            SECTION   Situs of Trust .  The Owner Trust shall
be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Owner
Trust shall be located in the State of Delaware.  The Owner Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the
State of Delaware.  Payments shall be received and made by the
Owner Trust only in Delaware.  The only office of the Owner Trust shall be the Corporate Trust Office in Delaware.
1.10
1.11           SECTION   Representations and Warranties of the
Depositor .  The Depositor hereby represents and warrants to the
Owner Trustee that:
1.12
     (a) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     (a) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified, or to obtain such license or approval would not, in the aggregate, have a material adverse effect on (i) the business, operations, property or condition (financial or otherwise) of the Depositor or (ii) the ability of the Depositor to perform its obligations under this Agreement.

     (a) The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

(a) The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it or any of its property is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Facility Documents), or violate any law or, to the best of the Depositor's knowledge after due inquiry, any order, rule or regulation applicable to the Depositor of any court or Governmental Authority having jurisdiction over the Depositor or any of its properties.

     (a) All approvals, authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery of this Agreement, of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained.

     (a) This Agreement has been duly executed and delivered by the Depositor and constitutes the legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(a)            SECTION   Tax Treatment .    Each of the Depositor
and the Owner Trustee, by entering into this Agreement agrees that it will file its own federal, state and local income, franchise and other tax returns in a manner that is consistent with the treatment of the Owner Trust as a partnership. The parties agree that, unless otherwise required by a final decision (i.e., one from which no appeal can be taken or with respect to which the time for appeal has expired) of the appropriate taxing authorities or court of competent jurisdiction, the Depositor shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Owner Trust as a partnership for such tax purposes.
(b)
(c) The Depositor shall sign on behalf of the Owner Trust any and all tax returns of the Owner Trust. To the extent one may be required, the Depositor shall be the "tax matters partner" of the Owner Trust pursuant to the Code.
(d)
(e) The agreements in this Section 2.11 shall survive the termination of this Agreement and the payment of all amounts payable hereunder.
(f)
(g)
             2    ARTICLE THE OWNER TRUST CERTIFICATE

     SECTION 3.1          Initial Ownership.   Upon the formation
of the Owner Trust by the contribution pursuant to Section 2.5, the Depositor shall be the sole beneficial owner of the Owner
Trust.

     SECTION 3.2 Form of Owner Trust Certificates. The Owner Trust Certificate shall be issued in registered form in substantially the form attached hereto as Exhibit A. The Owner Trust Certificate shall be executed on behalf of the Owner Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. The Owner Trust Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Owner Trust, shall, when duly authenticated pursuant to Section 3.3, be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Owner Trust Certificate or did not hold such offices at the date of authentication and delivery of the Owner Trust Certificate.

     SECTION 3.3         Authentication of Owner Trust
Certificate.   Concurrently with the initial Contribution pursuant
to Section 2.5, the Owner Trustee shall cause a single Owner Trust Certificate to be executed on behalf of the Owner Trust, authenticated and delivered to or upon the written order of the Depositor, signed by any Vice President or more senior officer of the Depositor, without further corporate action by the Depositor. The Owner Trust Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on the Owner Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that the Owner Trust Certificate shall have been duly authenticated and delivered hereunder. The Owner Trust Certificate shall be dated the date of its authentication.

     SECTION 3.4         Restrictions on Transfer.   To the
fullest extent permitted by applicable law, the Owner Trust
Certificate (or any interest therein) may not be sold, transferred, assigned, participated, pledged or otherwise disposed of by the Depositor to any Person.

     SECTION 3.5         Mutilated, Destroyed, Lost or Stolen
Certificate.   If (a) the mutilated Owner Trust Certificate shall
be surrendered to the Owner Trustee, or if the Owner Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of the Owner Trust Certificate and (b) there shall be delivered to the Owner Trustee such security or indemnity as may be required by it to save it harmless, then the Owner Trustee on behalf of the Owner Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or lieu of the mutilated, destroyed, lost or stolen, Owner Trust Certificate a new Owner Trust Certificate. In connection with the issuance of any new Owner Trust Certificate under this Section 3.5, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Owner Trust Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of the ownership interest in the Owner Trust, as if originally issued, whether or not the lost, stolen or destroyed Owner Trust Certificate shall be found at any time.


               1    ARTICLE ACTIONS BY OWNER TRUSTEE

1.1            SECTION   Prior Notice to Owner Trust
Certificateholder with Respect to Certain Matters . The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Owner Trust Certificateholder in writing of the proposed action at least ten (10) days before the taking of such action and (ii) any consent to such action required by Section 7.7 or 7.9 of the Liquidity Agreement shall have been duly obtained:

     (a) the initiation of any action, claim or lawsuit by the Owner Trust and the compromise of any action, claim or lawsuit brought by or against the Owner Trust;

     (a) the election by the Owner Trust to file an amendment to the Certificate of Trust;

     (a) the amendment, change, modification or termination or waiver of any provision of the Collateral Trust Agreement, the Administration Agreement or any Basic Document, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Owner Trust Certificateholder; or

     (a) the appointment pursuant to (i) Section 11.8 of the Series 1998-1 Pooling and Servicing Agreement of a successor trustee, (ii) the Collateral Trust Agreement of a successor Collateral Trustee or (iii) the Liquidity Agreement of a successor Administrative Agent or the consent to the assignment by the Series 1998-1 Trustee, the Collateral Trustee or the Administrative Agent of its obligations under the Series 1998-1 Pooling and Servicing Agreement, the Collateral Trust Agreement or the Liquidity Agreement, respectively.

          Notwithstanding the foregoing, in no event shall the Owner Trustee agree to, consent to or request any amendment, change, modification or termination or waiver of any provision of the Collateral Trust Agreement or any Basic Document pursuant to this Section 4.1 that reduces in any manner the amount of, or delays the timing of, collections of payments on the Class A Security or releases a material portion of the Collateral without the prior written consent of all Owner Trust Certificateholders.

1.1            SECTION   Action by Owner Trust Certificateholder
with Respect to Certain Matters . The Owner Trustee shall not have the power to (a) remove the Administrator under the Administration Agreement without cause, (b) to appoint a successor Administrator following an Administrator Termination Event pursuant to Section 6(c) of the Administration Agreement or (c) to vote to remove the Series 1998-1 Trustee pursuant to the Series 1998-1 Pooling and Servicing Agreement, except upon the written direction of the Owner Trust Certificateholder. The Owner Trustee shall not have the power, except as provided in Section 9.2 hereof, to sell the Series 1998-1 Class A Security or any interest therein, before or after the termination of the Collateral Trust Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only if any consent to such action required by Section 7.7(b) or (c) of the Liquidity Agreement shall have been duly obtained.
1.2
1.3 Notwithstanding anything to the contrary herein, no notices shall be given by the Owner Trustee with respect to a Series 1998-1 Pay Out Event (as defined in the Series 1998-1 Supplement) unless the consents required pursuant to Section 4.3 of the Collateral Trust Agreement shall have been duly obtained. 1.4
1.5            SECTION   Action by Holders with Respect to
Bankruptcy . The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Owner Trust without the prior written consent of each Holder (including the Depositor).
1.6
1.7            SECTION 4.4  Restrictions on Owner Trust
Certificateholder's Power.   The Owner Trust Certificateholders
shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Owner Trust or the Owner Trustee under this Agreement, including Section 2.3, or any of the Facility Documents, nor shall the Owner Trustee be obligated to follow any such direction, if given.
1.8
1.9
                      2    ARTICLE [Reserved]


                      I.   ARTICLE [Reserved]


I.        ARTICLE THE OWNER TRUSTEE

1.             SECTION   Duties of Owner Trustee .    The Owner
Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement, including the administration of the Owner Trust, subject to the Facility Documents and in accordance with the provisions of this Agreement and no implied duties or obligations shall be read into this Agreement.

1. Pursuant to and in accordance with Section 3806(b)(7) of the Business Trust Statute, the Administrator shall be responsible for performing and aiding in the performance of various financial, statistical, accounting and other services for the Owner Trust. The Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Facility Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder. The Owner Trustee shall have no duty to supervise the performance by the Administrator of its obligations under the Administration Agreement and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.
2.
3. In the absence of bad faith on its part, the Owner Trustee may conclusively rely upon certificates or opinions furnished to the Owner Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Owner Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.
4.
5. Subject to Sections 7.1(a) and 7.1(b), the Owner Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct (or its ordinary negligence with respect to the handling and disbursement of funds), except that:
6.
a) the Owner Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer unless it is proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts;

a) the Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it hereunder or pursuant to any Facility Document; and

1.                The Owner Trustee shall not take any action that
(i) is inconsistent with the purposes of the Owner Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of an
Authorized Officer of the Owner Trustee, result in the Owner
Trust's becoming taxable as an association taxable as a
corporation. The Owner Trust Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section 7.1(f) and if so directed, the Owner Trustee shall not be required to follow such direction.
2.
B.             SECTION   Rights of Owner Trustee .  The Owner
Trustee is hereby authorized and directed to execute and deliver, on behalf of the Owner Trust, the Program  Documents and each document attached as an exhibit to or contemplated by the Program Documents to which the Owner Trust is to be a party, in such form as the Depositor shall approve as evidenced conclusively by the
Owner Trustee's execution thereof.  In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Owner Trust pursuant to the
Program Documents.  The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to any of the Facility Documents, provided such action is not otherwise prohibited herein.
C.
D.              SECTION   Acceptance of Trusts and Duties .
Except as otherwise provided in this Article VII, in accepting the trust hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Facility Document shall look only to the Owner Trust Estate for payment or satisfaction thereof. The Owner Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the Facility Documents. The Owner Trustee shall not be liable or accountable hereunder or under any Facility Document under any circumstances, except for (i) its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct (or its ordinary negligence with respect to the handling and disbursement of funds) or (ii) the inaccuracy of any representation or warranty in Section 7.6 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
E.
     1. the Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality and validity of the Facility Documents (other than the due execution and delivery of any Facility Documents to which the Owner Trust is a party), or the perfection and priority of any security interest created in the Owner Trust Estate (or any portion thereof) or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate under this Agreement, the Lenders under the Liquidity Agreement or the holders of the Commercial Paper Notes under the Depositary Agreement, including, without limitation: the existence, condition and ownership of the Series 1998-1 Class A Security or the Owner Trust Estate; the validity of the assignment of the Series 1998-1 Class A Security to the Owner Trust or of any intervening assignment; the compliance by the Depositor or the Administrator with any representation or warranty made under any Basic Document or in any related document or the accuracy of any such representation or warranty or any action of the Administrator, the Depositor, or any other Person taken in the name of the Owner Trustee;

     1. the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Depositor in accordance with the Facility Documents;

     1. no provision of this Agreement or any Facility Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or thereunder, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     1. under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or other obligations of the Owner Trust arising under any of the Facility Documents, including, without limitation, the principal of and interest on the outstanding Loans or the Commercial Paper Notes;

     1. the Owner Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of either the Owner Trust or the Owner Trust Estate, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Lenders, any holder of Commercial Paper Notes or the Owner Trust Certificate, other than as expressly provided for herein;

     1. the Owner Trustee shall not be liable for the default or misconduct of the Administrator or the Depositor under any of the Facility Documents, the Owner Trust Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Owner Trust under this Agreement or the Facility Documents that are required to be performed by the Administrator under the Administration Agreement or to perform the obligations of the Depositor hereunder; and

     1. the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or any Facility Document in relation to this Agreement, any Facility Document, at the request, order or direction of any of the Owner Trust Certificateholder, unless the Owner Trust Certificateholder have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee (including, without limitation, the reasonable fees and expenses of its counsel) therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any Facility Document shall not be construed as a duty, and the Owner Trustee shall only be answerable for its gross negligence or willful misconduct (or its ordinary negligence with respect to the handling and disbursement of funds) in the performance of any such act.

1.             SECTION   Action upon Instruction by Owner Trust
Certificateholder .    Subject to Article IV and Section 7.1(f),
the Owner Trust Certificateholder may by written instruction direct the Owner Trustee in the management of the Owner Trust.
Such direction may be exercised at any time by written instruction of the Owner Trust Certificateholder.
2.
3. Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder, under any Facility Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or thereof or is otherwise contrary to law.
4.
5. Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Facility Document, or is unsure as to the application, intent, interpretation or meaning of any provision hereof or thereof, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owner Trust Certificateholder, requesting instruction as to the course of action to be adopted, and, to the extent the Owner Trustee acts in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as
reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement and the Facility Documents, and as it shall deem to be in the best interests of the Owner Trust Certificateholder, and the Owner Trustee shall have no liability to any Person for any such action or inaction.
6.
7. (d) The Owner Trustee shall not take or consent to any action referred to in this Section 7.4 without having first obtained the required consents, if any, specified in Sections 7.7 and 10.1 of the Liquidity Agreement.
8.
9.             SECTION   Furnishing of Documents; Notices .   The
Owner Trustee shall furnish to the Owner Trust Certificateholder, promptly upon written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner
Trustee under the Facility Documents.
10.
11. Upon receipt by the Owner Trustee of notice pursuant to any Facility Document of the occurrence of (i) a
Series 1998-1 Pay Out Event or (ii) any Default or Event of
Default under the Liquidity Agreement, the Owner Trustee shall promptly forward such notice to the Owner Trust Certificateholder. 12.
B.             SECTION   Representations and Warranties of Owner
Trustee . The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Owner Trust Certificateholder, that:
C.
     1. It is a banking corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.

     1. It has full power, authority and legal right to execute, deliver or perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

     1. The execution, delivery and performance by it of this Agreement (i) shall not violate any federal or Delaware law governing the banking or trust powers of the Owner Trustee or any order, writ, judgment or decree of any court, arbitrator or Governmental Authority applicable to the Owner Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Owner Trustee, or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Owner Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to have a materially adverse effect on the Owner Trustee's performance or ability to perform its duties as Owner Trustee under this Agreement or on the transactions contemplated in this Agreement.

     1. The execution, delivery and performance by the Owner Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any Governmental Authority or agency regulating the banking and corporate trust activities of banks or trust companies in the jurisdiction in which the Owner Trust was formed.

     1. This Agreement has been duly executed and delivered by the Owner Trustee and constitutes the legal, valid and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

1.             SECTION   Reliance; Advice of Counsel .    The
Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter pertaining to or in any such document. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
2.
3. In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Facility Documents, the Owner Trustee:
(i) may act directly or through its agents, attorneys, custodians or nominees (including the granting of a power of attorney to officers of the Administrator to execute and deliver any Facility Document, Commercial Paper Note or other documents related thereto on behalf of the Owner Trust) pursuant to agreements entered into with any of them, and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons.
4.
B.             SECTION   Owner Trustee May Own Notes .  The Owner
Trustee in its individual or any other capacity may become a Lender or the owner or pledgee of Commercial Paper Notes and may deal with the Depositor, the Administrator and the Trust in transactions in the same manner as it would have if it were not the Owner Trustee.

A.             SECTION   Compensation and Indemnity .  The Owner
Trustee shall receive from the Depositor as compensation for its services hereunder an annual fee as specified in the Fee Letter, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses incurred in connection with this Agreement and the other Facility Documents, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Depositor agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Owner Trustee and its officers, directors, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Owner Trustee on or measured by any compensation received by the Owner Trustee for its services hereunder) claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may be imposed on, incurred by or asserted against the Owner Trustee in any way relating to or arising out of the formation, operation, or termination of the Trust, the execution, delivery and performance of the Program Documents or the action or inaction of the Owner Trustee hereunder or thereunder, except for Expenses resulting from the willful misconduct or gross negligence of the Owner Trustee. The indemnities contained herein shall survive the termination of this Agreement or the Trust. In addition the Owner Trustee shall be entitled to indemnification from the Owner Trust Estate to the extent set forth above and to secure the same the Owner Trustee shall have a lien against the Owner Trust Estate which shall be subject to the lien of the Collateral Trustee but prior to the rights of the Depositor to receive payments from the Owner Trust Estate. To the extent that any payment pursuant to this Section
7.9 gives rise to a deduction for income tax purposes, such deduction shall be allocated solely to the Depositor.

1.             SECTION   Replacement of Owner Trustee .    The
Owner Trustee may resign at any time and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Administrator, the Administrative Agent and the Owner Trust Certificateholder. For a period of 20 days following such resignation the Owner Trust Certificateholder, with the consent of the Majority Lenders, shall have the exclusive right to appoint a successor Owner Trustee and thereafter, the Administrator shall have such right. The Administrator or the Owner Trust Certificateholder shall remove the Owner Trustee if:
2.
a) the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 7.13 and shall fail to resign after written request therefor by the Administrator;

a) the Owner Trustee shall be adjudged bankrupt or insolvent;

a) a receiver or other public officer shall be appointed or take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

a) the Owner Trustee shall otherwise be incapable of acting.

1.               Upon the resignation or removal of the Owner
Trustee in accordance with paragraph (a) above, either the Owner
Trust Certificateholder, with the consent of the Majority Lenders, or the Administrator, as provided in subsection (a) above, shall appoint a successor Owner Trustee by delivering a written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee) and shall pay all fees owed to the outgoing Owner Trustee. If no successor Owner Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning or removed Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.
2.
3.               Any resignation or removal of the Owner Trustee
and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 7.10 shall not become effective until a written acceptance of appointment is delivered by the successor Owner Trustee to the outgoing Owner Trustee and the Administrator and all fees and expenses due to the outgoing Owner Trustee are paid. Any successor Owner Trustee appointed pursuant to this Section 7.10 shall be eligible to act in such capacity in accordance with Section 7.13 and, following compliance with the preceding sentence, shall become fully vested with all of the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies, the Administrative Agent and the Owner Trust Certificateholder .
4.
5.               The predecessor Owner Trustee shall upon payment
of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement. The Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.
6.
7.               Upon acceptance of appointment by a successor
Owner Trustee pursuant to this Section 7.10, the Administrator shall mail notice of the successor of such Owner Trustee to the
Owner Trust Certificateholder,  the Administrative Agent and the
Rating Agencies.
8.
9.               No Owner Trustee shall be personally liable for
any action or omission of any successor Owner Trustee.
10.
B.             SECTION   Merger or Consolidation of Owner Trustee
 . Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to
Section 7.13, and without the execution or filing of any
instrument or any further act on the part of any of the parties hereto; provided, however, that the Owner Trustee shall mail notice of such merger or consolidation to the Administrator, the Administrative Agent, the Rating Agencies and the Owner Trust Certificateholder.
C.
1.             SECTION   Appointment of Co-Trustee or Separate
Trustee .    Notwithstanding any other provisions of this
Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner
Trust Estate may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Owner Trust, or any part thereof, and, subject to the other provisions of this Section 7.12, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 7.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 7.10.
2.
3. Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
4.
a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

a) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

a) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

1. Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all of the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.
2.
3. Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
4.
5.             SECTION   Eligibility Requirements for Owner
Trustee .  The Owner Trustee shall at all times:    be a
corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; (b) be authorized to exercise corporate trust powers; (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities and (d) be either Wilmington Trust Company or be rated at least Baa3 by Moody's and its equivalent rating by each other Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 7.13, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.
6.
7.             SECTION 7.14  Enforcement of Facility Documents.
Subject to Section 4.1 hereof and at the direction of the Administrator, the Owner Trustee may bring an action in the name of the Owner Trust to protect, preserve and enforce the rights of the Trust pursuant to any Facility Document to which the Trust is a party. All action taken pursuant to this Section 7.14 shall be covered by the compensation and indemnity provision of Section 7.9 hereof.
8.
                      II.  ARTICLE [Reserved]


            I.   ARTICLE TERMINATION OF TRUST AGREEMENT

1.             SECTION   Termination of Trust Agreement .    This
Agreement and the Owner Trust shall terminate and be of no further force or effect on the earlier of: (i) the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of this Agreement and the Facility Documents or (ii) at the time provided in Section 9.2. Any money or other property held as part of the Owner Trust Estate following such distribution shall be distributed to the Owner Trust Certificateholder.

1. The bankruptcy, liquidation, dissolution, termination, death or incapacity of the Owner Trust Certificateholder Estate shall not (x) operate to terminate this Agreement or the Owner Trust, or (y) entitle the Owner Trust Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Owner Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.
2.
3. Except as provided in Section 9.1(a) and (b), the Depositor shall not be entitled to revoke or terminate the Owner Trust.
4.
5. Notice of any termination of the Owner Trust, specifying the Distribution Date upon which the Owner Trust Certificateholder shall surrender their Owner Trust Certificates to the Owner Trustee for receipt of the final distribution thereon and cancellation, shall be given by the Owner Trustee by a letter to the Owner Trust Certificateholder mailed within five Business days of receipt of notice of such termination from the Administrator, given pursuant to Section 2.3(c)(iii) of the Administration Agreement, stating: (i) the Distribution Date upon or with respect to which final distribution in respect of the Owner Trust Certificate shall be made upon presentation and surrender of the Owner Trust Certificate at the office of the Owner Trustee therein designated; (ii) the amount of any such final distribution; and (iii) that the Record Date otherwise applicable to such date is not applicable, distributions being made only upon presentation and surrender of the Owner Trust Certificate at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Owner Trust Certificate Registrar (if other than the Owner Trustee) at the time such notice is given to Owner Trust Certificateholder. Upon presentation and surrender of the Owner Trust Certificate, the Owner Trust shall distribute to Owner Trust Certificateholders amounts distribute on such Distribution Date pursuant to Article V.
6.
7. Upon the winding up of the Owner Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Business Trust Statute and thereupon the Owner Trust and this Agreement shall terminate.
8.
                      II.  ARTICLE AMENDMENTS

A.             SECTION   Amendments without consent of, Owner
Trust Certificateholder . Subject to Sections 7.7 and 10.1 of the Liquidity Agreement, this Agreement may be amended by the Depositor and the Owner Trustee with prior notice to each of the Rating Agencies, to (i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement, (iii) add to the covenants, restrictions or obligations of the Depositor or the Owner Trustee, (iv) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the Owner Trust Estate and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee pursuant to Article VII and (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Secured Parties. The Owner Trustee shall furnish notice to the Rating Agencies of any amendment under this Section 10.1.

A.             SECTION   Amendments with consent of, Owner Trust
Certificateholder . This Agreement may be amended by the Depos itor and the Owner Trustee from time to time, upon (a) the prior written consent of the Owner Trust Certificateholder and (b) receipt by the Owner Trustee of any consent to such amendment required by Sections 7.7 and 10.1 of the Liquidity Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. The Owner Trustee shall furnish notice to each of the Rating Agencies prior to obtaining consent to any proposed amendment under this Section 10.2.
B.
C.             SECTION   Withdrawal or Downgrading of Rating .  No
amendment to any provision of this Agreement shall be made if such amendment would result in the downgrading or withdrawal of the rating assigned to the Commercial Paper Notes.
D.
1. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of Delaware.
2.
3. Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.
4.
E.             SECTION   Amendments to Other Facility Documents .
The Owner Trustee hereby covenants and agrees not to amend or waive or request any amendment or waiver of any provision of any Facility Document unless any consent to such amendment or waiver required by Section 7.7(b) or (c) of the Liquidity Agreement shall have been duly obtained.
F.
G.
                    II.  ARTICLE MISCELLANEOUS

A.             SECTION   No Legal Title to Owner Trust Estate .
The Owner Trust Certificateholder shall not have legal title to any part of the Owner Trust Estate. The Owner Trust Certificateholder shall be entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with Article V.

A.             SECTION   Limitations on Rights of Others .  Except
as otherwise provided in Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Owner Trust Certificateholder and the Administrator, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.
B.
1.             SECTION   Notices .    All demands, notices and
communications upon or to the Depositor, the Administrator, the Owner Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by electronic facsimile (with hard copy to follow via first class mail) or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the
Depositor, at the following address:   600 South Highway 169,
Suite 1800, St. Louis Park, Minnesota 55426 (ii) in the case of the Administrator, at the following address: 600 South Highway 169, Suite 1800, St. Louis Park, Minnesota 55426; (iii) in the case of the Owner Trust or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office; (iv) in the case of Moody's Investors Service, Inc., at the following address: 99 Church Street, New York, New York 10007, Attn: ABS Monitoring Department and (v) in the case of S&P, at the following address: Standard & Poor's Ratings Group, Asset Backed Surveillance, 25 Broadway, New York, New York 10004; or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.
2.
C.             SECTION   Severability .  If any one or more of the
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Owner Trust Certificate or the rights of the holders thereof.
D.
E.             SECTION   Counterparts .  This Agreement may be
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
F.
G.             SECTION   Successors and Assigns .  All covenants
and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and the Owner Trust Certificateholder and their respective successors and permitted assigns, all as herein provided.
H.
I.             SECTION   No Petition Covenant .  Notwithstanding
any prior termination of this Agreement, the Owner Trust (or the Owner Trustee on behalf of the Owner Trust) shall not, prior to the date which is one year and one day (i) after the payment in full of the invested amounts of all Series, acquiesce, petition or otherwise invoke or cause the Depositor or the Metris Master Trust to invoke the process of any court or governmental authority for the purpose of commencing (or sustaining) a case against the Depositor or the Metris Master Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor, or the Metris Master Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Metris Master Trust or otherwise invoke or cause the Owner Trust to invoke the process of any court or governmental authority for the purpose of commencing (or sustaining) a case against the Owner Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Owner Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Owner Trust.
J.
K.             SECTION   Headings .  The headings of the various
Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
L.
M.             SECTION   Waiver of Jury Trial .  THE PARTIES TO
THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM HEREIN.
N.
O.             SECTION   Governing Law .  THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
P.
Q.             SECTION   [Reserved]
R.
S.             SECTION   [Reserved]
T.
1.             SECTION   Non-recourse .    Except to the extent
provided in Section 2.7 and 7.9, the Owner Trustee or any other Person pursuant to the terms hereof, shall be without recourse to the Depositor, the Administrator, the Owner Trustee or any affiliate, officer or director of any of them, and, except to the extent that the Owner Trust is required pursuant to Section 4.2 of the Collateral Trust Agreement to pay to the Collateral Trustee all amounts received in respect of the Collateral (as defined in the Collateral Trust Agreement), the obligations of the Owner Trust to make distributions or other payments hereunder shall be limited solely to application of funds on deposit in the Collateral Account in accordance with the terms thereof.
2.
U.             SECTION   Administrator.  The Administrator is
authorized to execute on behalf of the Owner Trust all such documents, reports, filings, instruments, certificates and opinions as is shall be the duty of the Owner Trust to prepare, file or deliver pursuant to the Facility Documents. Upon written request, the Owner Trustee shall execute and deliver to the Administrator a power of attorney appointing the Administrator the agent and attorney-in-fact for the Owner Trust to execute all such documents, reports, filings, instruments, certificates and opinions.
V.
W.
     IN WITNESS WHEREOF, the parties hereto have caused this Owner Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WILMINGTON TRUST COMPANY,
  as Owner Trustee


By:_________________________________
_______
   Name:
   Title:


METRIS RECEIVABLES, INC.,
  as Depositor


By:_________________________________
_______
   Name:
   Title:

                                                      EXHIBIT A
to the
               Owner Trust Agreement



                       METRIS OWNER TRUST

                     OWNER TRUST CERTIFICATE


                          $1,000,000


          TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS
CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE TRANSFERRED BY
THE OWNER TO ANY PERSON.

          This OWNER TRUST CERTIFICATE evidences a fractional undivided interest, aggregating the amount set forth above (as such amount may be reduced from time to time in accordance with the Owner Trust Agreement, as defined below) in the Owner Trust (as defined below), the property of which includes certain assets deposited in the Owner Trust by the Depositor (as defined below).

          This Certificate does not represent an interest in or obligation of Direct Merchants Credit Card Bank, National
Association, or any Affiliate thereof.

          THIS CERTIFIES THAT METRIS RECEIVABLES, INC. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in METRIS OWNER TRUST (the "Owner Trust"), a
Delaware business trust.

          The Owner Trust was created pursuant to an Owner Trust Agreement, dated as of July 30, 1998 (as it may be amended, supplemented or otherwise modified from time to time, the "Owner Trust Agreement"), between Metris Receivables, Inc., (the "Deposi tor") and Wilmington Trust Company, not in its individual capaci ty but solely as owner trustee (the "Owner Trustee). This Certificate is issued pursuant to, and is subject to the terms, provisions and conditions of the Owner Trust Agreement. Each Owner Trust Certificateholder by its acceptance hereto, agrees to be bound by the terms of the Owner Trust Agreement. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings ascribed to them in the Owner Trust Agreement.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Owner Trust Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCOR DANCE WITH SUCH LAWS.


          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Owner Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                              METRIS OWNER TRUST



                           By: WILMINGTON TRUST COMPANY
                                 not in its individual capacity
                                 but solely as Owner Trustee



Dated:                     By:
                           Title:

                           Exhibit B

 OWNER TRUST CERTIFICATE OF TRUST OF
                  METRIS OWNER TRUST


                     CERTIFICATE OF TRUST OF
                       METRIS OWNER TRUST


          THIS CERTIFICATE OF TRUST OF METRIS OWNER TRUST, (the
"Trust"), is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business
Trust Act (12 Del. Code,  3801 et seq.)  (the "Act").

          1. Name. The name of the business trust formed hereby is Metris Owner Trust.

          2. Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust
Company, Rodney Square North, 1100 North Market Street,
Wilmington, Delaware 19890-0001, Attention: Corporate Trust
Administration.

          3. Effective Date. This Certificate of Trust shall be effective on July 30, 1998.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has duly executed this Certificate of Trust pursuant to Section 3811(a) of the Act.

                                    WILMINGTON TRUST COMPANY,
                                   not in its individual capacity
                                   but solely as Owner Trustee
                                   under an Owner Trust
                                   Agreement, dated as of July
                                   30, 1998


                                   By:
                                      Name:
                                      Title:










                      OWNER TRUST AGREEMENT


                    dated as of July 30, 1998



                             between

                    METRIS RECEIVABLES, INC.
                          as Depositor





                               and




                    WILMINGTON TRUST COMPANY
                        as Owner Trustee






                        TABLE OF CONTENTS

                                                             Page

                            ARTICLE I
                           DEFINITIONS

     1.1  Definitions    1
     1.2  Other Definitional Provisions 5

                           ARTICLE II
                          ORGANIZATION

     2.1  Name 5
     2.2  Office    5
     2.3  Purposes and Powers 5
     2.4  Appointment of Owner Trustee  6
     2.5  Initial Capital Contribution of Owner Trust Estate.
          6
     2.6  Organization of the Trust6
     2.7  Liability of the Depositor.   6
     2.8  Title to Trust Property  7
     2.9  Situs of Trust 7
     2.10  Representations and Warranties of the Depositor  7
     2.11  Tax Treatment 8

                           ARTICLE III
                   THE OWNER TRUST CERTIFICATE

     3.1    Initial Ownership.9
     3.2    Form of Owner Trust Certificates.9
     3.3    Authentication of Owner Trust Certificate. 9
     3.4    Restrictions on Transfer.   9
     3.5    Mutilated, Destroyed, Lost or Stolen Certificate.
          9

                           ARTICLE IV
                    ACTIONS BY OWNER TRUSTEE

     4.1  Prior Notice to Owner Trust Certificateholder with
          Respect to Certain
            Matters 10
     4.2  Action by Owner Trust Certificateholder with Respect to
          Certain Matters     11
     4.3  Action by Holders with Respect to Bankruptcy 11
     4.4  Restrictions on Owner Trust Certificateholder's Power
          11

                            ARTICLE V
                           [Reserved]

                           ARTICLE VI
                           [Reserved]

                           ARTICLE VII
                        THE OWNER TRUSTEE

     7.1  Duties of Owner Trustee  11
     7.2  Rights of Owner Trustee  12
     7.3  Acceptance of Trusts and Duties    13
     7.4  Action upon Instruction by Owner Trust
          Certificateholder   14
     7.5  Furnishing of Documents; Notices   15
     7.6  Representations and Warranties of Owner Trustee   15
     7.7  Reliance; Advice of Counsel   16
     7.8  Owner Trustee May Own Notes   17
     7.9  Compensation and Indemnity    17
     7.10  Replacement of Owner Trustee 17
     7.11  Merger or Consolidation of Owner Trustee    19
     7.12  Appointment of Co-Trustee or Separate Trustee    19
     7.13  Eligibility Requirements for Owner Trustee  20
     7.14  Enforcement of Facility Documents.20

                          ARTICLE VIII
                           [Reserved]

                           ARTICLE IX
                 TERMINATION OF TRUST AGREEMENT

     9.1  Termination of Trust Agreement21

                            ARTICLE X
                           AMENDMENTS

     10.1  Amendments without consent of, Owner Trust
          Certificateholder   22
     10.2  Amendments with consent of, Owner Trust
          Certificateholder   22
     10.3  Withdrawal or Downgrading of Rating    22
     10.4  Amendments to Other Facility Documents 22

                           ARTICLE XI
                          MISCELLANEOUS

     11.1  No Legal Title to Owner Trust Estate   23
     11.2  Limitations on Rights of Others   23
     11.3  Notices  23
     11.4  Severability  23
     11.5  Counterparts  23
     11.6  Successors and Assigns  24
     11.7  No Petition Covenant    24
     11.8  Headings 24
     11.9  Waiver of Jury Trial    24
     11.10  Governing Law24
     11.11  [Reserved]   24
     11.12  [Reserved]   24
     11.13  Non-recourse 24
     11.14  Administrator     25
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